Allowance for credit losses	6 Months Ended
Jun. 30, 2021
Credit Loss [Abstract]
Allowance for credit losses	Allowance for credit losses
Movements in the allowance for credit losses during the six months ended June 30, 2021 were as follows:

	Six Months Ended June 30,
	2021	2020
Allowance for credit losses at beginning of period	$67,153	$—
Cumulative effect due to adoption of new accounting standard	—	30,264
Current period provision for expected credit losses	16,954	33,999
Write-offs charged against the allowance	—	—
Allowance for credit losses at end of period	$84,107	$64,263
During the six months ended June 30, 2021 and 2020, we increased our credit provision, classified in leasing expenses, primarily related to the increased credit risk due to the Covid-19 pandemic.